                                                                 Exhibit 10(ii)

                          SECOND AMENDMENT TO GUARANTY


      THIS SECOND AMENDMENT TO GUARANTY (this "Second Amendment")is made and entered into by KCS Energy, Inc., a Delaware corporation (the "Guarantor") in favor of the lenders party to the Credit Agreement (as such term is defined below) from time to time (together with their respective successors and assigns as permitted pursuant to the Credit Agreement referred to below, the "Lenders"), and Canadian Imperial Bank of Commerce, a Canadian chartered bank, acting through its New York Agency, as agent for the Lenders pursuant to the Credit Agreement (as such term is defined below) (in such capacity, together with its successors in such capacity pursuant to the terms of the Credit Agreement, the "Agent").


                                    RECITALS:

      WHEREAS, pursuant to the terms and conditions of that certain Credit Agreement dated September 25, 1996 by and among KCS Resources, Inc., a Delaware corporation, for itself and as successor by merger to KCS Pipeline Systems, Inc., a Delaware corporation, KCS Michigan Resources, Inc., a Delaware corporation, and KCS Energy Marketing, Inc., a New Jersey corporation (each individually a "Borrower" and collectively, the "Borrowers"), the Agent, CIBC Inc., as Collateral Agent, and the Lenders (as such agreement may be amended, restated, or supplemented from time to time, the "Credit Agreement"), the Lenders agreed to extend credit to or for the benefit of the Borrowers;

      WHEREAS, pursuant to the Credit Agreement and as an inducement to the Lenders to extend credit to the Borrowers pursuant to the Credit Agreement, the Guarantor entered into that certain Guaranty dated September 25, 1996 (the "Guaranty") in favor of the Agent for the benefit of the Lenders;

      WHEREAS, the Guaranty was amended by that certain First Amendment to Guaranty dated March 24, 1998; and

      WHEREAS, Guarantor and Agent mutually desire to amend certain aspects of the Guaranty as herein set forth.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                    ARTICLE 1

                                  GENERAL TERMS

      Section 1.1 Terms Defined in Guaranty. As used in this Second Amendment all capitalized terms which are defined in the Guaranty or the Credit Agreement, as applicable, shall have the same meaning herein as therein, all of such terms and definitions being incorporated herein by reference.

                                   ARTICLE 2

                                 MODIFICATIONS

      Section 2.1 Tangible Net Worth. Section 5.4 of the Guaranty is hereby deleted from the Guaranty in its entirety and shall be substituted with the following:

      "Section 5.4      Tangible Net Worth. Permit Tangible Net Worth as of
                        September 30, 1998 to be less than $80,000,000 and thereafter at the close of any fiscal quarter to be less than $80,000,000 plus 50% of positive Net Income and 75% of the net proceeds from any offering by Guarantor or any of its Subsidiaries of capital stock or rights
                        (other than rights in connection with debt convertible into Equity Securities) to acquire capital stock in each such quarter."

                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

      Section 3.1 Representations Repeated. The representations and warranties of the Guarantor contained in the Guaranty and otherwise made in writing by or on behalf of the Guarantor pursuant to the Guaranty were true and correct when made, and are true and correct in all material respects at and as of the time of delivery of this Second Amendment, except for such changes in the facts represented and warranted of which the Lenders have been made aware or as are not in violation of the Guaranty, this Second Amendment or the other Security Instruments.

      Section 3.2 Compliance with Obligations. The Guarantor has performed and complied in all material respects with all agreements and conditions contained in the Guaranty required to be performed or complied with by the Guarantor prior to or at the time of delivery of this Second Amendment.

      Section 3.3 Defaults. After giving effect to this Second Amendment there will exist, no default or Event of Default, or any condition, or act which constitutes, or with notice or lapse of time (or both) would constitute an Event of Default under any loan agreement, note agreement, or trust indenture to which the Guarantor is a party.

      Section 3.4 No Amendments. Nothing in Article 2 of this Second Amendment is intended to amend any of the representations or warranties contained in the Guaranty.


                                    ARTICLE 4

                                  MISCELLANEOUS

      Section 4.1 Extent of Amendments. Except as otherwise expressly provided herein, the Guaranty and the other instruments and agreements referred to therein are not amended, modified or affected by this Second Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Guaranty are herein ratified and confirmed and shall remain in full force and effect.

      Section 4.2 References. On and after the date on which this Second Amendment becomes effective, the terms, "this Guaranty," "hereof," "herein," "hereunder" and terms of like import, when used herein or in the Guaranty shall, except where the context otherwise requires, refer to the Guaranty, as amended by this Second Amendment.

      Section 4.3 Counterparts. This Second Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed on this ______ day of November, 1998; provided that this Second Amendment shall for all purposes be effective as of the 30th day of September, 1998 as if originally signed on that date.

                                   GUARANTOR:

                                   KCS ENERGY, INC.



                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________

Address for Notices:

379 Thornall St.
Edison, New Jersey 08837
Attention: Kathryn M. Kinnamon
Telecopy:  (908) 603-8960

Principal Place of Business
  and Chief Executive Office:

379 Thornall St.
Edison, New Jersey 08837
Attention: Kathryn M. Kinnamon
Telecopy:  (908) 603-8960

                                   AGENT:

                                   CANADIAN IMPERIAL BANK OF
                                   COMMERCE, NEW YORK AGENCY


                                   By:________________________________________
                                          Marybeth Ross
                                          Authorized Signatory

Address for Notices:

425 Lexington Avenue
7th Floor
New York, New York  10017
Attention: Marybeth Ross
  Syndications Group
Telecopy: (212) 856-3763


with copies to:

CANADIAN IMPERIAL BANK OF COMMERCE
1600 Smith, Suite 3100
Houston, Texas  77002
Attention: Mark Wolf
Telecopy:  (713) 650-7675

with copies to:

CIBC INC.
1600 Smith, Suite 3100
Houston, Texas  77002
Attention: Mark Wolf
Telecopy:  (713) 650-7675

                                   LENDERS:

                  Consented to By: BANK ONE, TEXAS NATIONAL
                                   ASSOCIATION, a national banking
                                   association

                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________




                  Consented to By: NATIONSBANK OF TEXAS, N.A., a
                                   national banking association

                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________




                  Consented to By: COMERICA BANK TEXAS


                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________



                  Consented to By: DEN NORSKE BANK


                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________


                                   By:________________________________________
                                   Name:______________________________________
                                   Title:_____________________________________